UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 27, 2018

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 27, 2018, Abbott Ireland Financing DAC, a designated activity company incorporated under Irish law (the “Issuer”) and a wholly-owned subsidiary of Abbott Laboratories (“Abbott”), completed an offering of  €3,420,000,000 billion aggregate principal amount of notes (collectively, the “notes”) exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”) pursuant to Regulation S. The notes were issued pursuant to an indenture dated as of September 27, 2018 (the “Base Indenture”), as supplemented by the first supplemental indenture, dated as of September 27, 2018 (the “First Supplemental Indenture and, together with the Base Indenture, the “Indenture”).  The notes are fully and irrevocably guaranteed (the “guarantees”) on an unsecured basis by Abbott.

The notes and the guarantees are unsecured and unsubordinated debt obligations of the issuer and Abbott, which rank equally in right of payment with all of the other unsecured and unsubordinated debt obligations of the issuer and Abbott from time to time outstanding. The notes will be effectively subordinated to any future secured and unsubordinated indebtedness of the Issuer. The guarantees will be effectively subordinated to all of Abbott’s secured indebtedness and to all of the indebtedness of its subsidiaries. Certain terms of the notes are as follows:

Description	Principal Amount	Maturity	Price to Public
0.000% Notes	€1,140,000,000	September 27, 2020	99.727%
0.875% Notes	€1,140,000,000	September 27, 2023	99.912%
1.500% Notes	€1,140,000,000	September 27, 2026	99.723%

The Indenture does not contain any financial covenants or provisions limiting the Issuer or Abbott from incurring additional indebtedness. The Indenture includes covenants that, among other things, limit the ability of Abbott and certain of its subsidiaries to (i) incur, issue, assume or guarantee any indebtedness for borrowed money secured by a mortgage on any principal domestic property or any shares of stock or debt of any domestic subsidiary without effectively providing that the notes be secured equally and ratably and (ii) enter into sale and leaseback transactions with respect to principal domestic properties.  The indenture also contains a covenant that restricts the ability of the Issuer to create or permit to subsist any mortgage upon the whole or any part of its present or future assets or revenues to secure any indebtedness for borrowed money which is represented by any bond, note, debenture, debenture stock, loan stock, certificate or other instrument which is (with the consent of the Issuer of the indebtedness) at the time listed, quoted or traded on any stock exchange or in any securities market or (ii) guarantee any such indebtedness of any person without (a) promptly securing the notes equally and ratably or (b) providing such other security interest or other arrangement for each notes as may be approved by holders of a majority in principal amount of the outstanding notes of such series

The notes will mature on the dates set forth in the Indenture. However, the Issuer may redeem some or all of the notes of a series at any time and from time to time at its option as described in the Indenture.

The above description of the Indenture does not purport to be a complete statement of the parties’ rights and obligations under the Indenture and is qualified in its entirety by reference to the terms of the Base Indenture and the First Supplemental Indenture attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively.

Abbott intends to use the net proceeds of the offering to redeem $750,000,000 principal amount of its 2.00% Notes due 2020, $596,614,000 principal amount of its 4.125% Notes due 2020, $818,429,000 principal amount of its 3.25% Notes due 2023, $81,557,000 principal amount of the 3.25% Notes due 2023 of St. Jude Medical, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Abbott, $450,000,000 principal amount of its 3.4% Notes due 2023, and $1,300,000,000 principal amount of its 3.75% Notes due 2026, and the payment of fees, expenses, and other costs associated therewith.

The notes have not been and will not be registered under the Securities Act, and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons, absent registration or exemption from registration under the Securities Act. Neither this document nor the information contained herein constitutes or forms part of an offer to sell or the solicitation of an offer to buy any notes in the United States.

Forward-Looking Statements

Some statements in this Current Report on Form 8-K may be “forward-looking statements” for purposes of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” variations of these words, and similar expressions are intended to identify these forward-looking statements. Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, technological and other factors that may affect Abbott’s operations are discussed under Item 1A. “Risk Factors” in Abbott’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q.  Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Item 1.02.  Termination of a Material Definitive Agreement.

The disclosure set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this report is incorporated herein by reference.

Item 2.04.  Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The disclosure set forth in Item 1.02 and Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.  Other Events.

On September 28, 2018 (the “Redemption Date”), Abbott redeemed all of the $495,500,000 outstanding aggregate principal amount of its 2.350% Notes due 2019 (the “2.350% Notes”), issued pursuant to that certain Indenture, dated as of March 10, 2015, between Abbott, as issuer, and U.S. Bank National Association, as trustee, as amended and supplemented by that certain Officers’ Certificate Pursuant to Sections 3.1 and 3.3 of the Indenture, dated as of November 22, 2016 (collectively, the “2.350% Notes Indenture”), in accordance with the terms of the 2.350% Notes Indenture.  Abbott redeemed the 2.350% Notes at a redemption price equal to 100% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	Indenture dated September 27, 2018, among Abbott Ireland Financing DAC, as issuer, Abbott Laboratories, as guarantor and U.S. Bank National Association, as trustee.

4.2

First Supplemental Indenture dated September 27, 2018, among Abbott Ireland Financing DAC, as issuer, Abbott Laboratories, as guarantor, U.S. Bank National Association, as trustee, Elavon Financial Services DAC, U.K. Branch, as paying agent and transfer agent, and Elavon Financial Services DAC, as registrar.

4.3	Form of 0.000% Note due 2020 (included in Exhibit 4.2)

4.4	Form of 0.875% Note due 2023 (included in Exhibit 4.2)

4.5	Form of 1.500% Note due 2026 (included in Exhibit 4.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: September 28, 2018	By:	/s/ Brian B. Yoor
Brian B. Yoor
Executive Vice President, Finance and Chief Financial Officer